SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 5, 2002 (July 3, 2002)


                              NTL INCORPORATED
      ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


Delaware                                               0-30673                                13-4105887
(State or Other Jurisdiction of                (Commission File Number)                     (IRS Employer
Incorporation)                                                                           Identification No.)


               110 East 59th Street, New York, New York 10022
            (Address of Principal Executive Offices) (Zip Code)

     Registrant's Telephone Number, including area code: (212) 906-8440


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       (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.           OTHER EVENTS
---------         ------------------------------------------------------------

                  On July 3, 2002 NTL Incorporated issued a press release to announce that it had obtained final approval from the court in which its United States Chapter 11 cases are pending for the previously announced Debtor in Possession financing.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
---------         ------------------------------------------------------------

99.1 The full text of the press release, dated July 3, 2002, is attached to this report as Exhibit 99.1




                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NTL INCORPORATED
                                   (Registrant)

                                   By: /s/ Richard J. Lubasch
                                          ------------------------------------
                                          Name:  Richard J. Lubasch
                                          Title:    Executive Vice President,
                                                    General Counsel and Counsel


Dated:  July 5, 2002


                               EXHIBIT INDEX
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Exhibit                                                                  Page
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99.1              The full text of the press release, dated
                  July 3, 2002, is attached to this report as
                  Exhibit 99.1